                                    UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                                  Washington, D.C. 20549

                                              FORM 8-K

                                     CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): July 1, 2015

                             ORION FUTURES FUND L.P.
             (Exact name of registrant as specified in its charter)

   New York                       0-50271                      22-3644546
--------------                    ------------------            ------------------
(State or other          (Commission File         (IRS Employer
jurisdiction of               Number)                  Identification No.)
incorporation)

             c/o Ceres Managed Futures LLC
                      522 Fifth Avenue
                    New York, NY 10036

              (Address and Zip Code of principal executive offices)

       Registrant's telephone number, including area code: (855) 672-4468
                                                           --------------

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities

     On July 1, 2015, the  registrant  issued 5,188.187 limited  partnership interest (“Units”) in exchange for $14,860,106 in a  transaction  that  was not  registered  under the Act. The  Units were  issued in reliance upon applicable exemptions  from registration  under Section 4(2) of  the Act and Section  506 of Regulation  D
promulgated  thereunder.

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

       ORION FUTURES FUND L.P.

       By: Ceres Managed Futures LLC
           General Partner

       By  /s/ Patrick T. Egan
              -----------------------
              Patrick T. Egan
              President and Director

Date: July 2, 2015